                                                                    EXHIBIT 99.9

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-BC1

                                  [SURF LOGO]

                          LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                FEBRUARY 3, 2005

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                           AGGREGATE ORIGINAL PRINCIPAL  % OF AGGREGATE PRINCIPAL BALANCE
RANGE ($)                 NUMBER OF LOANS            BALANCE                    AS OF CUT-OFF DATE
---------                 ---------------            -------                    ------------------
25,000.01 - 50,000.00            6               $    260,940.00                        0.12
50,000.01 - 75,000.00           24               $  1,568,488.00                        0.73
75,000.01 - 100,000.00          49               $  4,410,895.00                        2.05
100,000.01 - 125,000.00         83               $  9,252,452.00                        4.30
125,000.01 - 150,000.00         88               $ 12,053,683.00                        5.60
150,000.01 - 175,000.00         84               $ 13,649,858.00                        6.35
175,000.01 - 200,000.00         94               $ 17,589,111.00                        8.18
200,000.01 - 225,000.00         75               $ 16,009,221.00                        7.44
225,000.01 - 250,000.00         79               $ 18,926,292.00                        8.80
250,000.01 - 275,000.00         52               $ 13,642,464.00                        6.34
275,000.01 - 300,000.00         62               $ 17,811,902.00                        8.28
300,000.01 - 333,700.00         60               $ 19,151,146.00                        8.90
333,700.01 - 350,000.00         23               $  7,867,550.00                        3.66
350,000.01 - 600,000.00        148               $ 62,181,706.00                       28.91
600,000.01 -1,000,000.00         1               $    700,000.00                        0.33
                               ---               ---------------                      ------
TOTAL:                         928               $215,075,708.00                      100.00

                          AVG CURRENT
RANGE ($)                   BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
---------                   -------    ------------  ----------  ------------
25,000.01 - 50,000.00     $ 43,488.77      7.754        80.81          643
50,000.01 - 75,000.00     $ 65,343.71      7.265        80.41          615
75,000.01 - 100,000.00    $ 90,011.35      6.965        79.85          631
100,000.01 - 125,000.00   $111,467.60      6.689        80.61          635
125,000.01 - 150,000.00   $136,951.48      6.723        78.46          635
150,000.01 - 175,000.00   $162,475.44      6.649        80.64          636
175,000.01 - 200,000.00   $187,051.46      6.608        80.31          643
200,000.01 - 225,000.00   $213,439.87      6.555        80.60          641
225,000.01 - 250,000.00   $239,533.44      6.447        79.92          634
250,000.01 - 275,000.00   $262,351.67      6.572        81.01          645
275,000.01 - 300,000.00   $287,276.88      6.491        81.03          645
300,000.01 - 333,700.00   $319,169.82      6.477        82.75          654
333,700.01 - 350,000.00   $342,057.43      6.485        80.13          634
350,000.01 - 600,000.00   $420,127.88      6.515        82.76          644
600,000.01 -1,000,000.00  $699,991.00      7.100        51.85          610
                          -----------      -----        -----          ---
TOTAL:                    $231,740.37      6.563        81.15          641

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                           AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
RANGE ($)                 NUMBER OF LOANS           CUT-OFF DATE                     AS OF CUT-OFF DATE
---------                 ---------------           ------------                     ------------------
25,000.01 - 50,000.00            6               $    260,932.64                             0.12
50,000.01 - 75,000.00           24               $  1,568,249.09                             0.73
75,000.01 - 100,000.00          49               $  4,410,556.17                             2.05
100,000.01 - 125,000.00         83               $  9,251,811.14                             4.30
125,000.01 - 150,000.00         88               $ 12,051,730.33                             5.60
150,000.01 - 175,000.00         84               $ 13,647,936.83                             6.35
175,000.01 - 200,000.00         94               $ 17,582,836.88                             8.18
200,000.01 - 225,000.00         75               $ 16,007,990.62                             7.44
225,000.01 - 250,000.00         79               $ 18,923,141.83                             8.80
250,000.01 - 275,000.00         52               $ 13,642,286.65                             6.34
275,000.01 - 300,000.00         62               $ 17,811,166.40                             8.28
300,000.01 - 333,700.00         60               $ 19,150,188.95                             8.90
333,700.01 - 350,000.00         23               $  7,867,320.82                             3.66
350,000.01 - 600,000.00        148               $ 62,178,925.89                            28.91
600,000.01 -1,000,000.00         1               $    699,991.00                             0.33
                               ---               ---------------                           ------
TOTAL:                         928               $215,055,065.24                           100.00

                          AVG CURRENT
RANGE ($)                   BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
---------                   -------    ------------  ----------  ------------
25,000.01 - 50,000.00     $ 43,488.77      7.754       80.81           643
50,000.01 - 75,000.00     $ 65,343.71      7.265       80.41           615
75,000.01 - 100,000.00    $ 90,011.35      6.965       79.85           631
100,000.01 - 125,000.00   $111,467.60      6.689       80.61           635
125,000.01 - 150,000.00   $136,951.48      6.723       78.46           635
150,000.01 - 175,000.00   $162,475.44      6.649       80.64           636
175,000.01 - 200,000.00   $187,051.46      6.608       80.31           643
200,000.01 - 225,000.00   $213,439.87      6.555       80.60           641
225,000.01 - 250,000.00   $239,533.44      6.447       79.92           634
250,000.01 - 275,000.00   $262,351.67      6.572       81.01           645
275,000.01 - 300,000.00   $287,276.88      6.491       81.03           645
300,000.01 - 333,700.00   $319,169.82      6.477       82.75           654
333,700.01 - 350,000.00   $342,057.43      6.485       80.13           634
350,000.01 - 600,000.00   $420,127.88      6.515       82.76           644
600,000.01 -1,000,000.00  $699,991.00      7.100       51.85           610
                          -----------      -----       -----           ---
TOTAL:                    $231,740.37      6.563       81.15           641

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                     AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
MORTGAGE RATES (%)  NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE
------------------  ---------------             ------------                   ------------------
LESS THAN 5.000             1                 $    179,800.22                         0.08
5.000 - 5.499              20                 $  4,980,296.97                         2.32
5.500 - 5.999             160                 $ 40,234,790.25                        18.71
6.000 - 6.499             227                 $ 54,982,942.98                        25.57
6.500 - 6.999             306                 $ 72,305,345.71                        33.62
7.000 - 7.499             116                 $ 25,150,759.50                        11.70
7.500 - 7.999              60                 $ 11,452,735.47                         5.33
8.000 - 8.499              28                 $  4,688,167.17                         2.18
8.500 - 8.999               7                 $    799,051.97                         0.37
9.000 - 9.499               1                 $     54,400.00                         0.03
9.500 - 9.999               1                 $    149,175.00                         0.07
10.000 - 10.499             1                 $     77,600.00                         0.04
                          ---                 ---------------                       ------
TOTAL:                    928                 $215,055,065.24                       100.00

                    AVG CURRENT
MORTGAGE RATES (%)    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
------------------    -------    ------------  ----------  ------------
LESS THAN 5.000     $179,800.22      4.500        80.00         687
5.000 - 5.499       $249,014.85      5.294        79.28         663
5.500 - 5.999       $251,467.44      5.806        78.56         659
6.000 - 6.499       $242,215.61      6.265        80.62         650
6.500 - 6.999       $236,291.98      6.748        82.07         635
7.000 - 7.499       $216,816.89      7.219        82.82         621
7.500 - 7.999       $190,878.92      7.718        83.20         623
8.000 - 8.499       $167,434.54      8.195        83.41         629
8.500 - 8.999       $114,150.28      8.736        80.86         599
9.000 - 9.499       $ 54,400.00      9.250        80.00         645
9.500 - 9.999       $149,175.00      9.900        85.00         627
10.000 - 10.499     $ 77,600.00     10.450        80.00         561
                    -----------     ------        -----         ---
TOTAL:              $231,740.37      6.563        81.15         641

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                      AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
ORIGINAL TERM (MOS)  NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE
-------------------  ---------------             ------------                   ------------------
241 - 360                  928                 $215,055,065.24                       100.00
                           ---                 ---------------                       ------
TOTAL:                     928                 $215,055,065.24                       100.00

                    AVG CURRENT
ORIGINAL TERM (MOS)   BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
-------------------   -------    ------------  ----------  ------------
241 - 360           $231,740.37      6.563        81.15         641
                    -----------      -----        -----         ---
TOTAL:              $231,740.37      6.563        81.15         641

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                       AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
REMAINING TERM (MOS)  NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE
--------------------  ---------------             ------------                   ------------------
301 - 360                   928                 $215,055,065.24                       100.00
                            ---                 ---------------                       ------
TOTAL:                      928                 $215,055,065.24                       100.00

                      AVG CURRENT
REMAINING TERM (MOS)    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
--------------------    -------    ------------  ----------  ------------
301 - 360             $231,740.37      6.563        81.15         641
                      -----------      -----        -----         ---
TOTAL:                $231,740.37      6.563        81.15         641

                                     AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
MORTGAGE INSURANCE  NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE
------------------  ---------------             ------------                   ------------------
YES
NO                        928                 $215,055,065.24                        10000%
                          ---                 ---------------                       ------
TOTAL:                    928                 $215,055,065.24                       100.00

                    AVG CURRENT
MORTGAGE INSURANCE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
------------------    -------    ------------  ----------  ------------
YES
NO                  $231,740.37      6.563        81.15         641
                    -----------      -----        -----         ---
TOTAL:              $231,740.37      6.563        81.15         641

                                     AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
LIEN                NUMBER OF LOANS             CUT-OFF DATE                     AS OF CUT-OFF DATE
----                ---------------             ------------                   ------------------
1                         928                 $215,055,065.24                        10000%
2
                          ---                 ---------------                       ------
TOTAL:                    928                 $215,055,065.24                       100.00

                    AVG CURRENT
LIEN                  BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
----                  -------    ------------  ----------  ------------
1                   $231,740.37      6.563        81.15         641
2
                    -----------      -----        -----         ---
TOTAL:              $231,740.37      6.563        81.15         641

                                     AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
SEASONING(MOS)      NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE
--------------      ---------------             ------------                   ------------------
3                         113                 $ 32,193,500.34                         1497%
4                         356                 $ 70,512,610.07                         3279%
5                         315                 $ 72,442,349.64                         3369%
6                         135                 $ 37,685,498.55                         1752%
7                           7                 $  1,917,354.68                           89%
8                           2                 $    303,751.96                           14%
                          ---                 ---------------                       ------
TOTAL:                    928                 $215,055,065.24                       100.00

                    AVG CURRENT
SEASONING(MOS)        BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
--------------        -------    ------------  ----------  ------------
3                   $284,898.23      6.517        80.70         638
4                   $198,069.13      6.559        81.51         645
5                   $229,975.71      6.518        81.24         640
6                   $279,151.84      6.678        80.51         644
7                   $273,907.81      6.632        82.41         606
8                   $151,875.98      8.271        94.08         602
                    -----------      -----        -----         ---
TOTAL:              $231,740.37      6.563        81.15         641

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                     AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
COMBINED LTVs       NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE
-------------       ---------------             ------------                   ------------------
25.01 - 30.00               1                 $    127,000.00                         0.06
30.01 - 35.00               2                 $    393,000.00                         0.18
45.01 - 50.00               3                 $    576,738.35                         0.27
50.01 - 55.00               8                 $  2,267,989.33                         1.05
55.01 - 60.00              10                 $  2,079,363.06                         0.97
60.01 - 65.00              19                 $  4,794,221.83                         2.23
65.01 - 70.00              15                 $  4,158,968.26                         1.93
70.01 - 75.00              38                 $ 10,221,557.28                         4.75
75.01 - 80.00             572                 $117,720,849.60                        54.74
80.01 - 85.00              86                 $ 24,334,525.85                        11.32
85.01 - 90.00             147                 $ 41,850,786.92                        19.46
90.01 - 95.00              25                 $  6,151,166.29                         2.86
95.01 - 100.00              2                 $    378,898.47                         0.18
                          ---                 ---------------                       ------
TOTAL:                    928                 $215,055,065.24                       100.00

                    AVG CURRENT
COMBINED LTVs         BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
-------------       -----------  ------------  ----------  ------------
25.01 - 30.00       $127,000.00      5.990        25.92         599
30.01 - 35.00       $196,500.00      6.024        33.14         637
45.01 - 50.00       $192,246.12      6.215        50.00         651
50.01 - 55.00       $283,498.67      6.567        52.50         616
55.01 - 60.00       $207,936.31      6.295        57.87         625
60.01 - 65.00       $252,327.46      6.227        62.98         608
65.01 - 70.00       $277,264.55      6.333        68.50         606
70.01 - 75.00       $268,988.35      6.394        73.48         601
75.01 - 80.00       $205,805.68      6.502        79.89         653
80.01 - 85.00       $282,959.60      6.663        84.44         618
85.01 - 90.00       $284,699.23      6.756        89.61         641
90.01 - 95.00       $246,046.65      6.849        94.60         654
95.01 - 100.00      $189,449.24      7.171       100.00         707
                    -----------      -----       ------         ---
TOTAL:              $231,740.37      6.563        81.15         641

OWNER OCCUPANCY OF MORTGAGE LOANS

                                     AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
OWNER OCCUPANCY     NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE
---------------     ---------------             ------------                   ------------------
OWNER                     921                 $213,305,565.75                        99.19
INVESTMENT                  3                 $    970,699.48                         0.45
SECOND HOME                 4                 $    778,800.01                         0.36
                          ---                 ---------------                       ------
TOTAL:                    928                 $215,055,065.24                       100.00

                    AVG CURRENT
OWNER OCCUPANCY       BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
---------------       -------    ------------  ----------  ------------
OWNER               $231,602.13      6.561        81.10         641
INVESTMENT          $323,566.49      6.473        89.59         670
SECOND HOME         $194,700.00      7.016        83.37         702
                    -----------      -----        -----         ---
TOTAL:              $231,740.37      6.563        81.15         641

PROPERTY TYPE OF MORTGAGE LOANS

                                             AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
PROPERTY TYPES              NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE
--------------              ---------------             ------------                   ------------------
SINGLE FAMILY                     704                  $162,405,024.27                       75.52
PLANNED UNIT DEVELOPMENT          128                  $ 30,977,364.60                       14.40
CONDO - LOW RISE <5 FLOORS         74                  $ 15,798,941.50                        7.35
TWO- TO FOUR-FAMILY                20                  $  5,625,880.19                        2.62
TOWNHOUSE                           2                  $    247,854.68                        0.12
                                  ---                  ---------------                      ------
TOTAL:                            928                  $215,055,065.24                      100.00

                             AVG CURRENT
PROPERTY TYPES                BALANCE      WA GROSS CPN  WA COMBLTV  GWAC WA FICO
--------------                -------      ------------  ----------  ------------
SINGLE FAMILY                $230,688.95        6.584        81.05        638
PLANNED UNIT DEVELOPMENT     $242,010.66        6.549        81.22        642
CONDO - LOW RISE <5 FLOORS   $213,499.21        6.355        81.74        664
TWO- TO FOUR-FAMILY          $281,294.01        6.616        82.09        667
TOWNHOUSE                    $123,927.34        6.203        80.00        652
                             -----------        -----        -----        ---
TOTAL:                       $231,740.37        6.563        81.15        641

LOAN PURPOSE OF MORTGAGE LOANS

                                     AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
LOAN PURPOSE        NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE
------------        ---------------             ------------                   ------------------
CASH OUT                  381                 $ 99,313,190.65                        46.18
PURCHASE                  505                 $107,287,091.90                        49.89
RATE/TERM REFI             42                 $  8,454,782.69                         3.93
                          ---                 ---------------                       ------
TOTAL:                    928                 $215,055,065.24                       100.00

                    AVG CURRENT
LOAN PURPOSE          BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
------------          -------    ------------  ----------  ------------
CASH OUT            $260,664.54      6.617        80.87         624
PURCHASE            $212,449.69      6.509        81.08         658
RATE/TERM REFI      $201,304.35      6.612        85.36         644
                    -----------      -----        -----         ---
TOTAL:              $231,740.37      6.563        81.15         641

DOCUMENT TYPE OF MORTGAGE LOANS

                                       AGGREGATE PRINCIPAL BALANCE AS OF     % OF AGGREGATE PRINCIPAL BALANCE
DOCUMENT TYPE       NUMBER OF LOANS               CUT-OFF DATE                      AS OF CUT-OFF DATE
-------------       ---------------               ------------               --------------------------------
FULL                      494                   $ 99,779,597.51                           46.40
STATED INCOME             412                   $108,010,986.53                           50.22
LITE                       22                   $  7,264,481.20                            3.38
                          ---                   ---------------                          ------
TOTAL:                    928                   $215,055,065.24                          100.00

                    AVG CURRENT
DOCUMENT TYPE         BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
-------------         -------    ------------  ----------  ------------
FULL                $201,982.99      6.447        81.06         625
STATED INCOME       $262,162.59      6.667        81.08         658
LITE                $330,203.69      6.599        83.36         620
                    -----------      -----        -----         ---
TOTAL:              $231,740.37      6.563        81.15         641

PRODUCT TYPE OF MORTGAGE LOANS

                                              AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
PRODUCT TYPE                 NUMBER OF LOANS             CUT-OFF DATE                   AS OF CUT-OFF DATE
------------                 ---------------             ------------                   ------------------
2/28 LIBOR - 60 MONTH IO           488                 $130,453,802.99                        60.66
2/28 LIBOR - 24 MONTH IO           277                 $ 45,925,706.59                        21.36
3/27 LIBOR - 60 MONTH IO            87                 $ 23,196,301.94                        10.79
5/25 LIBOR - 60 MONTH IO            22                 $  4,533,420.67                         2.11
30 YEAR FIXED - 60 MONTH IO         15                 $  3,560,843.10                         1.66
2/28 LIBOR - 12 MONTH IO            16                 $  3,226,128.22                         1.50
3/27 LIBOR - 36 MONTH IO            16                 $  3,112,661.08                         1.45
5/25 LIBOR - 24 MONTH IO             2                 $    349,996.67                         0.16
3/27 LIBOR - 24 MONTH IO             3                 $    341,011.98                         0.16
2/28 LIBOR - 36 MONTH IO             1                 $    239,200.00                         0.11
5/25 LIBOR - 48 MONTH IO             1                 $    115,992.00                         0.05
                                   ---                 ---------------                       ------
TOTAL:                             928                 $215,055,065.24                       100.00

                             AVG CURRENT
PRODUCT TYPE                   BALANCE    WA GROSS CPN  WA COMBLTV  GWAC WA FICO
------------                   -------    ------------  --------    ------------
2/28 LIBOR - 60 MONTH IO     $267,323.37      6.546        81.19         642
2/28 LIBOR - 24 MONTH IO     $165,796.77      6.697        81.13         636
3/27 LIBOR - 60 MONTH IO     $266,624.16      6.341        81.86         645
5/25 LIBOR - 60 MONTH IO     $206,064.58      6.694        79.86         653
30 YEAR FIXED - 60 MONTH IO  $237,389.54      6.667        78.41         655
2/28 LIBOR - 12 MONTH IO     $201,633.01      6.556        79.55         652
3/27 LIBOR - 36 MONTH IO     $194,541.32      6.695        82.15         638
5/25 LIBOR - 24 MONTH IO     $174,998.34      6.850        80.00         607
3/27 LIBOR - 24 MONTH IO     $113,670.66      6.953        76.03         604
2/28 LIBOR - 36 MONTH IO     $239,200.00      5.250        80.00         620
5/25 LIBOR - 48 MONTH IO     $115,992.00      5.250        80.00         713
                             -----------      -----        -----         ---
TOTAL:                       $231,740.37      6.563        81.15         641

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                               AGGREGATE PRINCIPAL         % OF AGGREGATE          AVG
                  NUMBER OF       BALANCE AS OF          PRINCIPAL BALANCE        CURRENT             WA         WA         GWAC WA
  STATE            LOANS          CUT-OFF DATE           AS OF CUT-OFF DATE       BALANCE         GROSS CPN    COMBLTV        FICO
  -----            -----          ------------           ------------------       -------         ---------    -------        ----
CALIFORNIA          391          $119,394,922.09               55.52           $ 305,357.86         6.472       80.70          643
ILLINOIS             55          $  9,215,279.69                4.29           $ 167,550.54         6.639       80.54          644
MINNESOTA            44          $  8,232,570.02                3.83           $ 187,103.86         6.685       81.77          650
OTHER               438          $ 78,212,293.44               36.37           $ 178,566.88         6.679       81.85          638
                    ---          ---------------              ------           ------------         -----       -----          ---
TOTAL:              928          $215,055,065.24              100.00           $ 231,740.37         6.563       81.15          641


PREPAY PENALTY FOR MORTGAGE LOANS

                                  AGGREGATE PRINCIPAL  % OF AGGREGATE PRINCIPAL
                     NUMBER OF       BALANCE AS OF              BALANCE           AVG CURRENT                                 GWAC
PREPAY PENALTY         LOANS         CUT-OFF DATE         AS OF CUT-OFF DATE        BALANCE     WA GROSS CPN   WA COMBLTV    WA FICO
--------------         -----         ------------         ------------------        -------     ------------   ----------    -------
HAS PREPAY PENALTY      872       $   203,749,167.20             94.74           $   233,657.30     6.559        81.10         641
NONE                     56       $    11,305,898.04              5.26           $   201,891.04     6.630        82.13         648
                        ---       ------------------            ------           --------------     -----        -----         ---
TOTAL:                  928       $   215,055,065.24            100.00           $   231,740.37     6.563        81.15         641

PREPAY TERM FOR MORTGAGE LOANS

                                 AGGREGATE PRINCIPAL   % OF AGGREGATE PRINCIPAL
                     NUMBER OF      BALANCE AS OF               BALANCE            AVG CURRENT       WA           WA        GWAC
PREPAY TERM            LOANS        CUT-OFF DATE          AS OF CUT-OFF DATE          BALANCE     GROSS CPN     COMBLTV   WA FICO
-----------            -----        ------------          ------------------          -------     ---------     -------   -------
12 MONTHS               77       $    15,841,572.71              7.37            $   205,734.71      7.064       81.57      633
13 MONTHS                2       $       700,749.05              0.33            $   350,374.53      6.071       84.46      672
24 MONTHS              621       $   147,455,273.22             68.57            $   237,448.11      6.534       81.03      641
36 MONTHS              157       $    36,038,659.45             16.76            $   229,545.60      6.443       81.04      642
60 MONTHS               15       $     3,712,912.77              1.73            $   247,527.52      6.609       81.68      646
NO PREPAY PENALTY       56       $    11,305,898.04              5.26            $   201,891.04      6.630       82.13      648
                       ---       ------------------            ------            --------------      -----       -----      ---
TOTAL:                 928       $   215,055,065.24            100.00            $   231,740.37      6.563       81.15      641

FICO SCORES OF MORTGAGE LOANS

                               AGGREGATE PRINCIPAL  %OF AGGREGATE PRINCIPAL
                                  BALANCE AS OF             BALANCE           AVG CURRENT
FICO SCORES   NUMBER OF LOANS     CUT-OFF DATE        AS OF CUT-OFF DATE        BALANCE      WA GROSS CPN   WA COMBLTV  GWAC WA FICO
-----------   ---------------     ------------        ------------------        -------      ------------   ----------  ------------
520 TO 539           6         $     1,207,299.97           0.56              $ 201,216.66        7.132        78.23        534
540 TO 559          21         $     5,268,847.74           2.45              $ 250,897.51        6.793        79.32        550
560 TO 579          32         $     8,417,812.31           3.91              $ 263,056.63        7.003        79.30        571
580 TO 599         127         $    24,575,146.24          11.43              $ 193,505.09        6.711        78.91        590
600 TO 619         161         $    35,202,910.56          16.37              $ 218,651.62        6.624        81.16        609
620 TO 639         160         $    38,290,038.89          17.80              $ 239,312.74        6.699        81.55        628
640 TO 659         138         $    30,787,875.05          14.32              $ 223,100.54        6.580        81.29        650
660 TO 679         114         $    30,041,807.64          13.97              $ 263,524.63        6.321        82.13        669
680 TO 699          64         $    16,050,972.18           7.46              $ 250,796.44        6.400        81.80        689
700 TO 719          37         $     9,360,885.09           4.35              $ 252,996.89        6.282        82.20        708
720 TO 739          33         $     7,482,100.10           3.48              $ 226,730.31        6.224        82.20        729
740 TO 759          20         $     5,001,439.28           2.33              $ 250,071.96        6.236        80.71        749
760 TO 779           9         $     1,979,498.47           0.92              $ 219,944.27        6.579        82.87        770
780 TO 799           5         $     1,302,831.72           0.61              $ 260,566.34        6.082        85.44        789
800 TO 819           1         $        85,600.00           0.04              $  85,600.00        7.750        80.00        804
                   ---         ------------------         ------              ------------        -----        -----        ---
TOTAL:             928         $   215,055,065.24         100.00              $ 231,740.37        6.563        81.15        641